FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 29, 2003

Electronic Data Systems Corporation
(Exact name of registrant as specified in its charter)

Delaware	01-11779	75-2548221
(Sate or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

5400 Legacy Drive

Plano, Texas 75024-3105

(Address of Principal Executive Offices,

Including Zip Code)

Registrant's telephone number, including area code: (972) 604-6000

Item 12.   Results of Operations and Financial Condition

The registrant's press release dated October 29, 2003 regarding its financial results for the quarter ended September 30, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On October 27, 2003, the registrant issued a press release regarding its adoption of Emerging Issues Task Force ("EITF") accounting rule 00-21, retroactive to January 1, 2003, including detailed historical revenue and earnings data.  The registrant also posted a basic tutorial on EITF 00-21 and its impact on the registrant's balance sheet as of Jan. 1, 2003, on its website.   The press release and tutorial were attached as exhibits to the registrant's Form 8-K dated October 27, 2003.    On October 29, 2003, the registrant posted on its website certain additional EITF 00-21 adjusted financial data for each fiscal quarter during the years ended December 31, 2001 and 2002 and the nine months ended September 30, 2003.  Such financial data is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                   ELECTRONIC DATA SYSTEMS CORPORATION

October 29, 2003                                                                                                      By:   /s/ D. Gilbert Friedlander

                                                                                                                                           D. Gilbert Friedlander, Executive Vice
                                                                                                                                           President, General Counsel and Secretary

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